Exhibit 99.1

First Financial Holdings, Inc. First Quarter Results
and additional financial information.

FIRST FINANCIAL HOLDINGS, INC.

34 Broad Street • Charleston, S.C. 29401
843-529-5933 • FAX: 843-529-5883

Contact:	Susan E. Baham
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
(843) 529-5601

FIRST FINANCIAL HOLDINGS, INC.
REPORTS FIRST QUARTER RESULTS

Charleston, South Carolina (January 18, 2007) – First Financial Holdings, Inc. (“Company”) (NASDAQ GSM: FFCH) today reported net income for the first quarter of its fiscal year ending September 30, 2007.  Net income for the quarter ended December 31, 2006 declined to $5.8 million from $6.1 million for the quarter ended December 31, 2005.  Basic and diluted earnings per share totaled $0.49 and $0.48, respectively, compared to $0.51 and $0.50 per share, for the quarter ended December 31, 2005.

          President and Chief Executive Officer A. Thomas Hood commented, “At the end of our first quarter of fiscal 2007, we were pleased that loan receivable balances as well as deposits had increased by 7.6% over year ago balances.  Lending activity, however, has recently slowed and on a comparative basis with operations a year ago, results of our first quarter reflect a decrease in loan originations, which has reduced both loan growth as well as the gains we typically receive on sales of fixed-rate residential loan production.  Nationally, as well as in our local markets, residential property sales have slowed and as a result our single-family loan origination activity has declined by 32.2%, or $29.7 million, in the quarter ended December 31, 2006 compared with the comparable quarter ended December 31, 2005. Operations for this first fiscal quarter also reflect our typical insurance agency revenue cycle as lower than the final three quarters of the fiscal year.  During the past two fiscal years, this segment has generated on average 80% of its annual revenues during the final three quarters of the year.  At this time we believe that our objectives for agency profitability can be achieved this year.  Over the past six months we have increased insurance agency staffing through two insurance agency purchases, Employer Benefits Strategies, Inc. and Peoples Insurance Agency.  Employer Benefits Strategies specializes in health and benefit plans while Peoples adds additional capacity in property and casualty lines.”

           “We were very pleased that the net interest margin improved by six basis points to 3.40% for the quarter ended December 31, 2006 from 3.34% in the comparable quarter ended December 31, 2005.  Compared with the most recent quarter, the net margin increased by one basis point from a net interest margin of 3.39% during the quarter ended September 30, 2006.  The interest rate environment continued to be challenging during the quarter ended December 31, 2006.  Most economists are predicting that the Federal Reserve will now be on hold for an extended period of time and the yield curve on United States Treasury Securities will likely remain inverted.  We are dealing with these challenges by continuing to sell most of our fixed-rate residential loan production while seeking to generate higher levels of commercial and consumer loan growth.  During the quarter ended December 31, 2006, commercial and consumer loan production also slowed from the most recent quarter.”

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First Financial Holdings, Inc.

January 18, 2007

          Hood noted, “Average earning assets for the quarter ended December 31, 2006 increased by $116.2 million, an increase of 5.0% from the comparable quarter ended December 31, 2005.  This increase, combined with six basis points of margin expansion resulted in growth of $1.3 million, or 6.7%, in net interest income.”

          Hood noted, “Non-interest income totaled $12.1 million for the first quarter of fiscal 2007, a 3.1% decline from the quarter ended December 31, 2005.  Gains from sales of loans were $374 thousand in the current quarter compared with $737 thousand during the quarter ended December 31, 2005.  Volumes of sales were $33.4 million during the current quarter compared with $52.2 million during the comparable first quarter of fiscal 2006. Service charges and fees on deposit accounts declined by $556 thousand in the December 2006 quarter versus the comparable quarter as the Company’s initial introduction of a courtesy overdraft protection program in July of 2005 resulted in higher usage of the service during the first six months of the program and also higher write-offs of the fees.  Related expenses for write-offs of fees also declined by $343 thousand in the quarter ended December 31, 2006 compared with the quarter ended December 31, 2005.  Total revenues, defined as net interest income plus total other income, excluding gains on sales of investments and gains from property sales, increased to $32.8 million for the quarter ended December 31, 2006, an increase of $870 thousand, or 2.7% from $31.9 million during the comparable quarter ended December 31, 2005.”

          Hood commented, “Total non-interest expenses increased by $1.5 million, or 7.0%, to $23.0 million for the quarter ended December 31, 2006 compared to $21.5 million for the quarter ended December 31, 2005. Salaries and employee benefits increased by $1.5 million to $15.2 million for the quarter ended December 31, 2006 from $13.7 million for the quarter ended December 31, 2005.  The increase in the current quarter is attributable principally to staffing for in-store branch expansion, increased staffing from additional insurance operations acquired, annual staff merit increases in November 2006 and additional incentive payments in the first quarter.  We anticipate additional in-store expansion in fiscal 2007 and we will review other possible efficiencies related to the Company’s branch sales office footprint during fiscal 2007.”

          The Company’s reserve coverage of non-performing loans was 381.22% at December 31, 2006, compared to 226.24% at December 31, 2005 and 389.94% at September 30, 2006.  Annualized loan net charge-offs as a percentage of net loans were 0.15% for the quarter ended December 31, 2006 compared with 0.19% for the comparable quarter a year ago and 0.18% for the quarter ended September 30, 2006.  Problem assets, which include problem loans as well as properties acquired, as a percentage of total assets was 0.22% at December 31, 2006 compared with 0.33% at December 31, 2005 and 0.21% at September 30, 2006.  Hood commented, “Our credit quality is reflected in our reserve coverage to problem loans. Charge-offs during the quarter ended December 31, 2006 decreased 13.7% from the comparable quarter ended December 31, 2005.  We closely monitor conditions in all of our markets.  As previously noted, our markets have experienced lower residential property sales, which is resulting in an increased inventory of residential units and fewer new housing starts.  While commercial activity had previously been noted as strong, we believe that this sector also slowed during the December quarter; however, it appears that many projects are in the planning stages and that the region in general will continue to see good long term growth.”

          As of December 31, 2006, total assets of First Financial were $2.7 billion, loans receivable totaled $2.1 billion and deposits were $1.8 billion.  Stockholders’ equity was $188.0 million and book value per common share totaled $15.58 at December 31, 2006.

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First Financial Holdings, Inc.

January 18, 2007

          First Financial is the holding company for First Federal Savings and Loan Association of Charleston, which operates 52 offices located in the Charleston metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina.  The Company also provides insurance, brokerage and trust services through First Southeast Insurance Services, The Kimbrell Insurance Group, First Southeast Investor Services and First Southeast Fiduciary and Trust Services.

          NOTE:  A. Thomas Hood, President and CEO of the Company, and Susan E. Baham, Executive Vice President, COO and CFO, will discuss these results in a conference call at 2:00 PM (ET), January 18, 2007.  The call can be accessed via a webcast available on First Financial’s website at www.firstfinancialholdings.com.

Forward Looking Statements

          Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties.  Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain.  The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2006.  Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

          For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com or contact Susan E. Baham, Executive Vice President, COO and CFO, (843) 529-5601.

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FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(in thousands, except share data)

	Three Months Ended

	12/31/06	12/31/05	09/30/06

Statements of Income
Interest income	$41,185	$35,235	$40,670
Interest expense	20,483	15,823	20,022
Net interest income	20,702	19,412	20,648
Provision for loan losses	(789)	(900)	(1,073)
Net interest income after provision	19,913	18,512	19,575
Other income
Net gain on sale of loans	374	737	511
Net (loss) gain on sale of investments and mortgage-backed securities			11
Brokerage fees	607	505	664
Commissions on insurance	3,930	3,892	4,921
Other agency income	247	268	303
Service charges and fees on deposit accounts	4,203	4,759	4,347
Net gain (loss) on loan servicing operations	913	882	372
Gains on disposition of assets	56	22	74
Other	1,800	1,451	2,109
Total other income	12,130	12,516	13,312
Other expenses
Salaries and employee benefits	15,173	13,667	14,045
Occupancy costs	1,655	1,341	1,561
Marketing	427	465	576
Depreciation, amort., etc.	1,373	1,356	1,395
Other	4,413	4,711	4,572
Total other expenses	23,041	21,540	22,149
Income before income taxes	9,002	9,488	10,738
Provision for income taxes	3,159	3,365	3,820
Net income	5,843	6,123	6,918
Earnings per common share:
Basic	0.49	0.51	0.58
Diluted	0.48	0.50	0.57
Average shares outstanding	12,046	12,054	12,007
Average diluted shares outstanding	12,259	12,231	12,174
Ratios:
Return on average equity	12.57%	14.33%	15.35%
Return on average assets	0.88%	0.96%	1.04%
Net interest margin	3.40%	3.34%	3.39%
Total other expense/average assets	3.47%	3.39%	3.34%
Efficiency ratio (1)	69.90%	67.11%	65.22%
Net charge-offs/average net loans, annualized	0.15%	0.19%	0.18%

(1) Excludes from income - (losses) gains on sales of securities, net real estate operations, gains on disposition of assets; excludes from expenses - prepayment fees

Statements of Financial Condition

Assets
Cash and cash equivalents	$106,294	$124,102	$124,998
Investments	55,221	53,099	55,368
Mortgage-backed securities	290,148	340,387	296,493
Loans receivable, net	2,077,411	1,931,443	2,061,129
Office properties, net	60,429	52,627	56,080
Real estate owned	2,005	2,118	1,920
Intangible assets	22,794	22,876	22,706
Other assets	40,726	39,679	39,434
Total Assets	2,655,028	2,566,331	2,658,128
Liabilities
Deposits	1,819,804	1,691,172	1,823,028
Advances from FHLB	475,000	472,000	465,000
Other borrowings	112,996	177,808	115,968
Other liabilities	59,248	54,542	70,367
Total Liabilities	2,467,048	2,395,522	2,474,363
Stockholders’ equity
Stockholders’ equity	277,111	257,099	272,892
Treasury stock	(86,674)	(82,541)	(86,234)
Accumulated other comprehensive loss	(2,457)	(3,749)	(2,893)
Total stockholders’ equity	187,980	170,809	183,765
Total liabilities and stockholders’ equity	2,655,028	2,566,331	2,658,128
Stockholders’ equity/assets	7.08%	6.66%	6.91%
Common shares outstanding	12,065	12,020	12,021
Book value per share	$15.58	$14.21	$15.29

	12/31/06	12/31/05	09/30/06

Credit quality-quarterly results
Total reserves for loan losses	$14,639	$14,167	$14,615
Loan loss reserves/net loans	0.70%	0.73%	0.71%
Reserves/non-performing loans	381.22%	226.24%	389.94%
Provision for losses	$789	$900	$1,073
Net loan charge-offs	$766	$888	$918
Problem assets
Non-accrual loans	$3,796	$6,200	$3,684
Accruing loans 90 days or more past due	44	62	64
Renegotiated loans
REO through foreclosure	2,005	2,118	1,920
Total	$5,845	$8,380	$5,668
As a percent of total assets	0.22%	0.33%	0.21%

First Financial Holdings, Inc
(dollars in thousands)

	As of / For the Quarter Ended (Unaudited)

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05

BALANCE SHEET
Assets
Cash and investments	$161,515	$180,366	$186,569	$167,374	$177,201	$176,777	$185,698	$162,605
Loans receivable	2,077,411	2,061,129	2,047,966	1,984,423	1,931,443	1,888,389	1,867,627	1,861,174
Mortgage-backed securities	290,148	296,493	298,022	319,729	340,387	341,523	355,953	336,993
Office properties and equip.	60,429	56,080	53,885	53,184	52,627	51,877	51,995	51,379
Real estate owned	2,005	1,920	1,725	2,410	2,118	1,755	2,291	2,654
Other assets	63,520	62,140	63,527	63,977	62,555	62,084	62,976	58,260

Total assets	$2,655,028	$2,658,128	$2,651,694	$2,591,097	$2,566,331	$2,522,405	$2,526,540	$2,473,065

Liabilities
Deposits	$1,819,804	$1,823,028	$1,812,002	$1,804,780	$1,691,172	$1,657,072	$1,616,056	$1,547,696
Advances-FHLB	475,000	465,000	517,000	456,000	472,000	452,000	494,000	552,000
Other borrowed money	112,996	115,968	74,029	98,913	177,808	176,055	186,461	152,213
Other liabilities	59,248	70,367	71,878	57,473	54,542	66,149	57,632	50,252

Total liabilities	2,467,048	2,474,363	2,474,909	2,417,166	2,395,522	2,351,276	2,354,149	2,302,161

Total stockholders’ equity	187,980	183,765	176,785	173,931	170,809	171,129	172,391	170,904

Total liabilities and stockholders’ equity	$2,655,028	$2,658,128	$2,651,694	$2,591,097	$2,566,331	$2,522,405	$2,526,540	$2,473,065

Total shares o/s	12,065	12,021	12,000	12,025	12,020	12,116	12,243	12,352
Book value per share	$15.58	$15.29	$14.73	$14.46	$14.21	$14.12	$14.08	$13.84
Equity/assets	7.08%	6.91%	6.67%	6.71%	6.66%	6.78%	6.82%	6.91%
AVERAGE BALANCES
Total assets	$2,656,578	$2,655,784	$2,621,396	$2,578,714	$2,544,369	$2,522,473	$2,499,803	$2,464,829
Earning assets	2,437,654	2,434,301	2,405,440	2,373,321	2,321,499	2,319,153	2,308,794	2,276,193
Loans	2,080,090	2,072,423	2,023,916	1,971,484	1,915,155	1,895,077	1,884,640	1,862,589
Costing liabilities	2,384,137	2,394,502	2,379,397	2,350,222	2,292,286	2,291,701	2,284,405	2,250,102
Deposits	1,826,960	1,814,111	1,804,496	1,741,755	1,671,661	1,645,324	1,591,739	1,525,975
Equity	185,861	180,275	175,358	172,370	170,969	171,160	171,648	169,216

First Financial Holdings, Inc.
(dollars in thousands)

	Quarter Ended (Unaudited)								Fiscal Year

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	09/30/06	09/30/05

STATEMENT OF OPERATIONS
Total interest income	$41,185	$40,670	$38,652	$36,783	$35,235	$33,832	$33,051	$31,912	$151,340	$130,776
Total interest expense	20,483	20,022	18,413	17,357	15,823	14,718	13,785	12,980	71,615	54,318

Net interest income	20,702	20,648	20,239	19,426	19,412	19,114	19,266	18,932	79,725	76,458
Provision for loan losses	(789)	(1,073)	(1,413)	(1,309)	(900)	(1,216)	(1,010)	(1,300)	(4,695)	(4,826)

Net int. inc. after provision	19,913	19,575	18,826	18,117	18,512	17,898	18,256	17,632	75,030	71,632

Other income
Net gain (loss) on sale of loans	$374	$511	$437	$515	$737	$796	$816	$467	$2,200	$2,452
Gain on investment securities		11	(9)	3					5	(55)
Brokerage fees	607	664	694	914	505	708	634	670	2,777	2,646
Commissions on insurance	3,930	4,921	4,986	5,808	3,892	4,600	4,578	5,800	19,607	18,690
Other agency income	247	303	313	301	268	367	361	330	1,185	1,322
Loan servicing fees	913	372	850	685	882	727	(117)	1,007	2,789	1,932
Svc. chgs/fees-dep. accts	4,203	4,347	4,386	4,222	4,759	4,253	2,985	2,742	17,714	12,927
Real estate operations (net)	(186)	(87)	(140)	(189)	(192)	(144)	(218)	(122)	(607)	(674)
Gains (losses) on disposition of properties	56	74	801	92	22	584	344	36	989	2,530
Other	1,986	2,196	1,815	1,852	1,643	1,742	1,516	1,578	7,505	7,475

Total other income	12,130	13,312	14,133	14,203	12,516	13,633	10,899	12,508	54,164	49,245

Other expenses
Salaries & employee benefits	15,173	14,045	13,549	13,387	13,667	12,888	12,201	12,127	54,648	50,334
Occupancy costs	1,655	1,561	1,603	1,249	1,341	1,405	1,351	1,224	5,754	5,233
Marketing	427	576	690	622	465	515	490	465	2,353	1,974
Depreciation, amort. Etc.	1,373	1,395	1,360	1,295	1,356	1,418	1,432	1,344	5,406	5,488
Prepayment fees	964
Other	4,413	4,572	4,629	4,271	4,711	4,279	4,185	3,923	18,183	16,059

Total other expenses	23,041	22,149	21,831	20,824	21,540	20,505	19,659	19,083	86,344	80,052

Income before taxes	9,002	10,738	11,128	11,496	9,488	11,026	9,496	11,057	42,850	40,825
Provision for income taxes	3,159	3,820	3,949	4,087	3,365	3,919	3,338	4,010	15,221	14,600

Net Income	$5,843	$6,918	$7,179	$7,409	$6,123	$7,107	$6,158	$7,047	$27,629	$26,225

Average shares o/s, basic	12,046	12,007	12,013	12,023	12,054	12,197	12,303	12,323	12,024	12,281
Average shares o/s, diluted	12,259	12,174	12,163	12,190	12,231	12,427	12,511	12,569	12,190	12,528
Net income per share - basic	$0.49	$0.58	$0.60	$0.62	$0.51	$0.58	$0.50	$0.57	$2.30	$2.14
Net income per share - diluted	$0.48	$0.57	$0.59	$0.61	$0.50	$0.57	$0.49	$0.56	$2.27	$2.09
Dividends paid per share	$0.25	$0.24	$0.24	$0.24	$0.24	$0.23	$0.23	$0.23	$0.96	$0.92

First Financial Holdings, Inc.
(dollars in thousands)

	Quarter Ended (unaudited)								Fiscal Year

	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	09/30/06	09/30/05

OTHER RATIOS
Return on Average Assets	0.88%	1.04%	1.10%	1.15%	0.96%	1.13%	0.99%	1.14%	1.06%	1.06%
Return on Average Equity	12.52%	15.35%	16.38%	17.19%	14.33%	16.55%	14.35%	16.66%	15.76%	15.48%
Average yield on earning assets	6.75%	6.68%	6.42%	6.20%	6.07%	5.83%	5.73%	5.61%	6.35%	5.67%
Average cost of paying liabilities	3.41%	3.32%	3.10%	2.99%	2.74%	2.55%	2.42%	2.34%	3.05%	2.39%
Gross spread	3.34%	3.36%	3.32%	3.21%	3.33%	3.28%	3.31%	3.27%	3.30%	3.28%
Net interest margin	3.40%	3.39%	3.37%	3.27%	3.34%	3.30%	3.34%	3.33%	3.35%	3.32%
Operating exp./avg. assets	3.47%	3.34%	3.31%	3.23%	3.39%	3.25%	3.15%	3.10%	3.32%	3.22%
Efficiency ratio	69.90%	65.22%	64.74%	61.75%	67.11%	63.47%	65.45%	60.53%	64.68%	63.83%
COMPOSITION OF GROSS LOAN PORTFOLIO
Residential (1-4 family)	$945,678	$966,225	$968,447	$969,161	$951,294	$965,244	$996,478	$1,022,847
Other residential	19,615	20,138	20,806	23,685	23,806	24,780	46,471	42,324
A & D and lots	103,479	101,157	94,571	85,943	79,953	76,576	73,678	70,164
Commercial real estate	169,053	167,519	164,594	153,974	151,641	155,832	131,265	120,535
Consumer	567,839	550,538	541,029	520,006	511,217	499,133	470,927	450,412
Commercial business department	346,229	338,079	336,698	313,175	293,793	248,997	237,516	232,192

	$2,151,893	$2,143,656	$2,126,145	$2,065,944	$2,011,704	$1,970,562	$1,956,335	$1,938,474

ASSET QUALITY
Non-accrual loans	$3,796	$3,684	$5,020	$4,361	$6,200	$5,556	$6,715	$7,472
Loans 90 days or more past due	44	64	64	41	62	45	26	72
Renegotiated loans
REO thru foreclosure	2,005	1,920	1,725	2,410	2,118	1,755	2,291	2,654

TOTAL	$5,845	$5,668	$6,809	$6,812	$8,380	$7,356	$9,032	$10,198

LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$14,639	$14,615	$14,461	$14,161	$14,167	$14,155	$14,196	$14,404
Loan loss reserves/net loans	0.70%	0.71%	0.71%	0.71%	0.73%	0.75%	0.76%	0.77%
Provision for losses	789	1,073	1,413	1,309	900	1,216	1,010	1,300
Net loan charge-offs	766	918	1,113	1,315	888	1,257	1,218	1,593
Net charge-offs/average net loans	0.04%	0.04%	0.06%	0.07%	0.05%	0.07%	0.07%	0.09%
Annualized net charge-offs/avg. loans	0.15%	0.18%	0.22%	0.27%	0.19%	0.27%	0.26%	0.34%